Income Taxes (Schedule of Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities) (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Dec. 31, 2010
Deferred tax assets attributable to:
Accounts receivable allowances	$ 1,165	$ 1,165		$ 505
Accrued liability	1,748	1,749		463
Intangible assets for tax purposes	1,788	1,788		1,658
Stock compensation	5,189	5,189		2,708
Deferred revenue	451	451		536
Net operating losses	27,223	24,256		13,953
Total deferred tax assets	37,565	34,598		19,823
Deferred tax liabilities attributable to:
Property and equipment	15,410	15,410		9,283
Total deferred tax liabilities	15,410	15,410		9,283
Less valuation allowance	(22,155)	(19,188)	(17,600)
Net deferred tax asset				$ 10,540